UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities
Exchange
Act of 1934
Date of report (Date of earliest event reporte
d): January 30, 2020

AMERICAN CAMPUS COMMUNITIES, INC.
AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP
(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	76-0753089
Maryland	333-181102-01	56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)
12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (512)
732-1000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ACC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging Growth Company
☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.
On January 30, 2020, American Campus Communities Operating Partnership LP (the “Operating Partnership”) completed an underwritten public offering of $400.0 million in aggregate principal amount of its 2.850% Senior Notes due 2030 (the “Notes”), which are fully and unconditionally guaranteed by American Campus Communities, Inc. (the “Company”) pursuant to a Guarantee, dated April 2, 2013. The terms of the Notes are governed by an Indenture, dated as of April 2, 2013, among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of April 2, 2013 and the Second Supplemental Indenture, dated as of June 21, 2019 (collectively, the “Indenture”). The Indenture contains various restrictive covenants, including limitations on the Operating Partnership’s ability to incur additional indebtedness and requirements to maintain unencumbered assets, in each case subject to the exceptions set forth in the Indenture.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.
(d)
Exhibits
.

Exhibit Number	Title

4.1
Form of Indenture, dated as of April 2, 2013, among American Campus Communities Operating Partnership LP, as issuer, American Campus Communities, Inc., as guarantor, and U.S. Bank National Association, as trustee. Incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) and American Campus Communities Operating Partnership LP (File No. 333-181102-01) filed on April 3, 2013.

4.2
Form of First Supplemental Indenture, dated as of April 2, 2013, among American Campus Communities Operating Partnership LP, as issuer, American Campus Communities, Inc., as guarantor, and U.S. Bank National Association, as trustee. Incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) and American Campus Communities Operating Partnership LP (File No. 333-181102-01) filed on April 3, 2013.

4.3
Form of Second Supplemental Indenture, dated as of June 21, 2019, among American Campus Communities Operating Partnership LP, as issuer, American Campus Communities, Inc., as guarantor, and U.S. Bank National Association, as trustee. Incorporated by reference to Exhibit 4.3 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) and American Campus Communities Operating Partnership LP (File No. 333-181102-01) filed on June 21, 2019.

4.4*	Form of American Campus Communities Operating Partnership LP 2.850% Senior Note due 2030.

4.5
Form of Guarantee of American Campus Communities, Inc. Incorporated by reference to Exhibit 4.4 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) and American Campus Communities Operating Partnership LP (File No. 333-181102-01) filed on April 3, 2013.

5.1*	Opinion of Dentons US LLP as to the legality of the securities registered

8.1*	Opinion of Dentons US LLP as to certain tax matters

23.2	Consent of Dentons US LLP (included in Exhibit 5.1 hereto)

23.3	Consent of Dentons US LLP (included in Exhibit 8.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 30, 2020

AMERICAN CAMPUS COMMUNITIES, INC.

By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

By:	American Campus Communities Holdings LLC, its general partner

	By:	American Campus Communities, Inc., its sole member

		By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer